UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 1, 2005


                              REHABCARE GROUP, INC.
               (Exact name of Company as specified in its charter)


        Delaware                         0-19294             51-0265872
(State or other jurisdiction          (Commission         (I.R.S. Employer
    of incorporation)                 File Number)        Identification No.)

 7733 Forsyth Boulevard
       Suite 2300
   St. Louis, Missouri                                  63105
(Address of principal executive offices)             (Zip Code)

        (314) 863-7422 (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.

Item 1.01   Entry into a Material Definitive Agreement.

     Effective March 1, 2005, the Compensation and Nominating/Corporate Governance Committee of the Board of Directors of the Registrant established base salary increases for the Chief Executive Officer and the other named executive officers of the Registrant. On the basis of an evaluation of the performance of each of the executive officers during 2004 and, in the case of certain executive officers, an increase in job responsibilities during 2004, the Compensation and Nominating/Corporate Governance Committee approved salary increases for the Chief Executive Officer and the other named executive officers ranging from 4 percent to 18 percent of base salary. The current and new base salary of each of the Chief Executive Officer and the named executive officers and the base salary increases, on both a percentage and dollar basis are set forth on Exhibit 10.1 to this Form 8-K.

     The Compensation and Nominating/Corporate Governance Committee also established the performance criteria applicable to the Registrant's long-term executive incentive plan for the 2005-2007 performance period and for short-term executive incentive plan for the 2005 plan year. All of the executive officers of the Registrant participate in the long-term incentive plan, which will pay awards to participants in cash and vest equity-based awards upon achievement of certain pre-established performance objectives set for the performance period. Likewise, all of the executive officers of the Registrant participate in the short-term incentive plan, which will pay cash awards to participants upon achievement of certain pre-established performance objectives set for the year. If minimum levels of target performance are not met, no awards will be paid to participants under the long-term incentive plan or the short-term incentive plan.

     The performance measures under both the long-term incentive plan and the short-term incentive plan for the executive officers are revenue and earnings per share. Individual objectives for each executive officer have also been established under the short-term plan. Actual amounts payable as a cash award and the vesting of equity-base awards under the long-term incentive plan range from 10% to 175% of the executive officer's base salary, based upon the extent to which the performance measures under each of the criteria designated above are met, exceeded or below established targets. Actual amounts payable as a cash award under the short-term incentive plan range from 4.5% to 108% of the executive officer's base salary, based upon the extent to which the performance measures under each of the criteria designated above are met, exceeded or below established targets.

Section 9 - Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

            The following exhibit has been filed with this Form 8-K:

10.1. Schedule of Base Salary Increases for Named Executive Officers


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 7, 2005

                                          REHABCARE GROUP, INC.



                                   By:
                                      ---------------------------------------
                                      Vincent L. Germanese
                                      Vice President and Chief Financial Officer

                                                                    Exhibit 10.1


                        Schedule of Base Salary Increase
                          for Named Executive Officers


--------------------------------------------------------------------------------
        Name          Current Base  Percentage      Dollar      New Base Salary
                         Salary      Increase    Increase in
                                      in Base    Base Salary
                                      Salary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Vincent L. Germanese    $312,000       5.0%        $15,900         $327,600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Tom E. Davis        $301,600       4.0%        $12,064         $313,664
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Patricia M. Henry     $254,400       17.9%       $45,600         $300,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Mark A. Bogovich      $170,800       8.3%        $14,200         $185,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John H. Short, Ph.D.    $515,000       8.0%        $41,200         $556,200
--------------------------------------------------------------------------------